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Exhibit 10(b) Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors", "Experts" and "Financial Statements" and to the incorporation by reference therein of our report dated February 12, 1996 (except Note 10, as to which the date is August 13, 1996), with respect to the financial statements of Golden American Life Insurance Company included in the Golden Select DVA Plus Deferred Combination Variable and Fixed Annuity Prospectus; and to the use of our reports dated February 12, 1996 with respect to the financial statements of Separate Account B, and February 9, 1996 (except
Note 6, as to which the date is August 27, 1996) with respect to the financial statements of The Managed Global Account of Separate Account D included in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4 No. 33-59261)and related Prospectus of Separate Account B.


                                           /s/Ernst & Young LLP

Des Moines, Iowa
February 5, 1997